UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust

(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2024

Item 1. Reports to Stockholders.

FolioBeyond Alternative Income and Interest Rate Hedge ETF Tailored Shareholder Report

annual Shareholder Report July 31, 2024 FolioBeyond Alternative Income and Interest Rate Hedge ETF Ticker: RISR (Listed on NYSE Arca, Inc.)

This annual shareholder report contains important information about the FolioBeyond Alternative Income and Interest Rate Hedge ETF (the "Fund") for the period August 1, 2023 to July 31, 2024. You can find additional information about the Fund at www.etfs.foliobeyond.com. You can also request this information by contacting us at (866) 497-4963 or by writing the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

What were the Fund costs for the past year?
(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
FolioBeyond Alternative Income and Interest Rate Hedge ETF	$121	1.22%

Cumulative Performance

FolioBeyond Alt Income and Interest Rate Hedge ETF (NAV)
FolioBeyond Alt Income and Interest Rate Hedge ETF (MKT)
Bloomberg US Aggregate Bond Index
ICE U.S. Treasury 7-10 Year Bond 1X Inverse Index (USD)
18,000
16,000
14,000
12,000
10,000
8,000
$16,172
$16,145
$10,904
$9,329
09/30/2021
02/28/2022
07/31/2022
12/31/2022
05/31/2023
10/31/23
03/31/24
07/31/24

Annual Performance

Annualized Returns for the Periods Ended July 31, 2024	1 Year	Since Inception (9/30/2021)
FolioBeyond Alternative Income and Interest Rate Hedge ETF (NAV)	14.38%	18.42%
FolioBeyond Alternative Income and Interest Rate Hedge ETF (MKT)	14.32%	18.49%
Bloomberg US Aggregate Bond Index	5.10%	-2.42%
ICE U.S. Treasury 7-10 Year Bond 1X Inverse Index	-4.29%	3.10%

The fund’s past performance is not a good predictor of how the fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The line graph above assumes an initial investment of $10,000 in the Fund.

How did the Fund perform last year and what affected its performance?

For the year ended July 31, 2024, the Fund produced a total return after fees and expenses of 14.38% (NAV). This compares to a total return for the Bloomberg US Aggregate Bond Index (the “Agg”) of 5.10% over the same period. The Agg is a broad-based index intended to capture the performance of the investment grade, US-dollar denominated, fixed rate taxable bond market.The Fund outperformance relative to the index was driven by several factors, including a general trend towards higher interest rates over the period, market volatility, interest income received on the Fund’s investments, and general trends in mortgage rates relative to risk-free rates.

What Factors Influenced Performance

The Fund principally holds mortgage-backed interest-only securities (“MBS IOs”). MBS IOs, receive the interest payments from a pool of mortgage loans, but do not receive any of the principal from those loans. As interest rates rise, the incentive for borrowers to prepay their mortgage tends to decrease. When prepayments decrease, the mortgage loans remain outstanding longer than they would otherwise. When this happens, the MBS IOs held by the Fund remain outstanding for longer, which tends to increase their value. Since interest rates generally trended higher during the period, the value of the Fund’s MBS IOs increased.Mortgage rates generally are set above risk-free rates, such as those on U.S. Treasury securities, and this difference (“spread”) varies over time. During the period, the spread on mortgage rates over risk-free rates generally increased, which further depressed prepayment speeds.During the period under discussion, interest rates had periods of sustained decline as well as periods of sustained increase. The Fund’s portfolio managers were able to construct a portfolio of MBS IOs that tended to increase in value when interest rates rose more than they declined in value when interest rates fell by a similar amount. This further contributed to the Fund’s outperformance as compared to the index.Finally, the Fund’s investments generated a significant amount of current income, much of which was paid out in the form of dividends on the Fund’s shares. For the 12 months ended July 31, 2024, each Fund share received cumulative dividends of $2.49 as compared to an average share price of $33.65 over the period.

FolioBeyond Alternative Income and Interest Rate Hedge ETF Tailored Shareholder Report

Key Fund Statistics

(as of July 31, 2024)

Fund Size (Thousands)	$57,439
Number of Holdings	57
Total Advisory Fee Paid	$608,047
Annual Portfolio Turnover	31%

What did the Fund invest in?

(as of July 31, 2024)

Sector Breakdown (% of net assets)

Percentages are based on total net assets. Cash & Cash Equivalents represents short-term investments and other assets in excess of liabilities.

Top Issuers	(% of net assets)
Government National Mortgage Association	46.9
Federal Home Loan Mortgage Corporation REMICS	31.1
Federal National Mortgage Association REMICS	11.2
Federal Home Loan Mortgage Corporation Strips	0.9

How has the Fund changed?

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Distributor: Foreside Fund Services, LLC

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.etfs.foliobeyond.com.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FolioBeyond Alternative Income and Interest Rate Hedge ETF

	FYE 7/31/2024	FYE 7/31/2023
( a ) Audit Fees	$14,500	$13,000
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,000	$3,000
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2024	FYE 7/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.

Non-Audit Related Fees	FYE 7/31/2024	FYE 7/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Core Financial Statements

July 31, 2024

Tidal ETF Trust

FolioBeyond Alternative Income and Interest Rate Hedge ETF          | RISR | NYSE Arca, Inc.

FolioBeyond ETF

Schedule of Investments	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

MORTGAGE-BACKED SECURITIES - 90.1%
COLLATERALIZED MORTGAGE OBLIGATIONS - 90.1%	Par	Value
Federal Home Loan Mortgage Corporation REMICS
Series 4591, Class QI, 3.50%, 04/15/2046(a)	$2,868,471	$465,660
Series 4912, Class PI, 4.00%, 06/25/2049(a)	1,055,829	210,657
Series 4998, Class GI, 4.00%, 08/25/2050(a)	2,035,156	425,502
Series 5018, Class IN, 5.50%, 10/25/2050(a)	3,703,351	987,492
Series 5023, Class IB, 4.50%, 10/25/2050(a)	3,609,787	789,899
Series 5070, Class IH, 3.50%, 02/25/2051(a)	4,283,352	848,353
Series 5086, Class BI, 3.00%, 03/25/2051(a)	3,785,778	638,416
Series 5094, Class CI, 3.50%, 04/25/2036(a)	4,890,426	492,645
Series 5100, Class GI, 2.50%, 05/25/2051(a)	7,185,509	1,121,090
Series 5102, Class MI, 4.50%, 04/25/2051(a)	7,590,479	1,718,996
Series 5115, Class IK, 4.50%, 12/25/2050(a)	5,002,646	1,277,405
Series 5145, Class IH, 3.00%, 09/25/2051(a)	1,799,248	296,950
Series 5159, Class BI, 3.00%, 03/25/2050(a)	1,231,689	211,093
Series 5162, Class CI, 3.00%, 11/25/2050(a)	11,703,460	1,968,894
Series 5169, Class IY, 4.00%, 01/25/2049(a)	5,166,998	1,108,011
Series 5205, Class PI, 3.00%, 03/25/2052(a)	10,052,976	1,086,737
Series 5227, Class BI, 3.50%, 08/25/2048(a)	3,297,686	433,997
Series 5228, Class DI, 4.50%, 01/25/2046(a)	7,477,894	1,102,951
Series 5236, Class UI, 4.00%, 12/15/2047(a)	11,571,291	1,880,644
Series 5267, Class GI, 5.00%, 07/25/2047(a)	3,102,771	353,149
Series 5274, Class PI, 5.50%, 02/25/2044(a)	2,896,241	450,547
Federal Home Loan Mortgage Corporation Strips, Series 363, Class C18, Pool S1-5439, 4.50%, 09/15/2048(a)	2,426,156	520,210
Federal National Mortgage Association REMICS
Series 2018-1, Class IY, 4.50%, 02/25/2048(a)	4,022,394	921,614
Series 2018-56, Class IO, 4.00%, 08/25/2048(a)	1,668,543	343,771
Series 2020-20, Class GI, 3.50%, 04/25/2050(a)	2,346,997	451,124
Series 2020-44, Class AI, 4.00%, 07/25/2050(a)	1,940,169	401,123
Series 2020-78, Class KI, 4.00%, 07/25/2049(a)	7,493,670	1,497,320
Series 2020-8, Class CI, 3.50%, 02/25/2050(a)	1,589,181	278,553
Series 2021-17, Class IG, 4.00%, 02/25/2051(a)	1,469,489	314,183
Series 2021-26, Class EI, 3.50%, 05/25/2041(a)	1,112,365	151,059
Series 2021-30, Class NI, 4.50%, 03/25/2048(a)	3,590,033	538,412
Series 2021-36, Class HI, 3.50%, 06/25/2051(a)	3,625,655	712,286
Series 2021-73, Class EI, 3.50%, 11/25/2051(a)	1,035,378	194,465
Series 2021-79, Class LI, 3.00%, 11/25/2051(a)	3,006,499	464,449
Series 2022-87, Class BI, 5.50%, 11/25/2048(a)	1,507,019	183,019
Government National Mortgage Association
Series 11/20/2050, Class IC, 2.50%, 11/20/2050(a)	4,908,300	271,679
Series 2019-151, Class DI, 3.50%, 11/20/2048(a)	4,470,834	710,465
Series 2020-1, Class PI, 4.50%, 01/20/2050(a)	8,378,383	1,740,183
Series 2020-104, Class PI, 4.00%, 12/20/2049(a)	3,121,508	535,730
Series 2020-151, Class QI, 4.50%, 10/20/2050(a)	8,198,509	1,746,059
Series 2020-167, Class EI, 4.50%, 02/20/2049(a)	3,635,154	760,949
Series 2020-167, Class ID, 4.00%, 11/20/2050(a)	7,649,350	1,526,750
Series 2020-17, Class BI, 5.00%, 02/20/2050(a)	599,439	126,185
Series 2020-191, Class UE, 4.00%, 12/20/2050(a)	925,579	188,664
Series 2020-51, Class EI, 4.50%, 01/20/2050(a)	3,630,443	723,980
Series 2021-161, Class IC, 4.50%, 09/20/2051(a)	2,202,987	436,848
Series 2021-161, Class XI, 3.50%, 09/20/2051(a)	2,314,166	447,867
Series 2021-58, Class EI, 3.50%, 04/20/2051(a)	4,639,735	840,619
Series 2022-218, Class EI, 5.50%, 12/20/2050(a)	9,506,895	1,448,693
Series 2022-34, Class TI, 3.50%, 06/20/2049(a)	5,576,960	902,490

Schedule of Investments	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

Series 2022-6, Class PI, 3.50%, 01/20/2052(a)	19,887,046	3,109,246
Series 2022-61, Class GI, 3.00%, 11/20/2046(a)	13,122,546	1,773,869
Series 2022-65, Class HI, 4.00%, 01/20/2050(a)	5,282,474	824,424
Series 2022-81, Class GI, 3.50%, 03/20/2052(a)	40,999,051	5,145,967
Series 2022-90, Class QI, 4.00%, 11/20/2047(a)	5,840,218	547,897
Series 2023-18, Class IB, 5.00%, 02/20/2053(a)	14,553,373	3,141,190
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $43,573,097)		51,790,430

SHORT-TERM INVESTMENTS - 8.1%
Money Market Funds - 8.1%	Shares
First American Government Obligations Fund - Class X, 5.23%(b)	4,628,511	4,628,511
TOTAL SHORT-TERM INVESTMENTS (Cost $4,628,511)		4,628,511

TOTAL INVESTMENTS - 98.2% (Cost $48,201,608)		$56,418,941
Other Assets in Excess of Liabilities - 1.8%		1,019,889
TOTAL NET ASSETS - 100.0%		$57,438,830

Percentages are stated as a percent of net assets.

(a)	Interest only security.

(b)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

ASSETS:
Investments, at value (Note 2)	$56,418,941
Interest receivable	1,018,278
Deposits at broker	50,212
Total assets	57,487,431

LIABILITIES:
Payable to adviser (Note 4)	48,601
Total liabilities	48,601
NET ASSETS	$57,438,830

NET ASSETS CONSISTS OF:
Paid-in capital	$53,689,527
Total distributable earnings	3,749,303
Total net assets	$57,438,830

Net assets	$57,438,830
Shares issued and outstanding(a)	1,670,000
Net asset value per share	$34.39

COST:
Investments, at cost	$48,201,608

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Statement of Operations	FolioBeyond Alternative Income and Interest Rate Hedge ETF
For the year ended July 31, 2024

INVESTMENT INCOME:
Interest income	$5,108,923
Total investment income	5,108,923

EXPENSES:
Investment advisory fee (Note 4)	608,047
Interest expense	142,152
Total expenses	750,199
NET INVESTMENT INCOME	4,358,724

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments	52,480
Net realized gain	52,480
Net change in unrealized appreciation on:
Investments	2,796,867
Net change in unrealized appreciation	2,796,867
Net realized and unrealized gain	2,849,347

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,208,071

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	FolioBeyond Alternative Income and Interest Rate Hedge ETF

	Year ended	Year ended
	July 31, 2024	July 31, 2023
OPERATIONS:
Net investment income	$4,358,724	$5,276,625
Net realized gain/(loss)	52,480	(2,465,605)
Net change in unrealized appreciation	2,796,867	7,331,779
Net increase in net assets from operations	7,208,071	10,142,799

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(4,597,545)	(5,058,172)
Total distributions to shareholders	(4,597,545)	(5,058,172)

CAPITAL TRANSACTIONS:
Subscriptions	33,727,925	29,730,715
Redemptions	(35,507,758)	(79,729,835)
ETF transaction fees (See Note 8)	69,236	109,461
Net decrease in net assets from capital transactions	(1,710,597)	(49,889,659)

NET INCREASE (DECREASE) IN NET ASSETS	899,929	(44,805,032)

NET ASSETS:
Beginning of the year	56,538,901	101,343,933
End of the year	$57,438,830	$56,538,901

SHARES TRANSACTIONS
Subscriptions	1,000,000	950,000
Redemptions	(1,075,000)	(2,575,000)
Total decrease in shares outstanding	(75,000)	(1,625,000)

The accompanying notes are an integral part of these financial statements.

Financial Highlights	FolioBeyond Alternative Income and Interest Rate Hedge ETF
For a share outstanding throughout the periods presented

	Year ended July 31,		Period ended
	2024	2023	July 31, 2022(a)
PER SHARE DATA:

Net asset value, beginning of year/period	$32.40	$30.07	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	2.38	2.25	0.89
Net realized and unrealized gain on investments(c)	2.06	2.25	4.53
Total from investment operations	4.44	4.50	5.42

LESS DISTRIBUTIONS FROM:
From net investment income	(2.49)	(2.22)	(0.46)
Total distributions	(2.49)	(2.22)	(0.46)

CAPITAL TRANSACTIONS:
ETF transaction fees per share	0.04	0.05	0.11
Net asset value, end of year/period	$34.39	$32.40	$30.07

TOTAL RETURN	14.38%	15.56%	22.14	%(d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year/period (in thousands)	$57,439	$56,539	$101,344
Ratio of expenses to average net assets	1.22%	1.13%	0.99	%(e)

Ratio of interest expense to average net assets	0.23%	0.14%	—%
Ratio of operational expenses to average net assets excluding interest expense	0.99%	0.99%	0.99	%(e)
Ratio of net investment income to average net assets(f)	7.10%	7.17%	3.35	%(e)
Portfolio turnover rate(g)	31%	24%	50	%(d)

(a)	Inception date of the Fund was September 30, 2021.

(b)	Net investment income per share has been calculated based on average shares outstanding during the year/period.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	The net investment income (loss) ratio includes interest expense.

(g)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of these financial statements

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

NOTE 1 – ORGANIZATION

The FolioBeyond Alternative Income and Interest Rate Hedge ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (f/k/a Toroso Investments, LLC) (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund and FolioBeyond, LLC (the “Sub-Adviser”) serves as sub-adviser to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on September 30, 2021.

The investment objective of the Fund is to seek to provide current income and protect against rising interest rates.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

Reverse repurchase agreements are valued at their acquisition cost, and assessed for credit adjustments, which represents fair value.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the NAV that would be calculated without regard to such considerations

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Collateralized Mortgage Obligations	$—	$51,790,430	$—	$51,790,430
Money Market Funds	4,628,511	—	—	4,628,511
Total Investments	$4,628,511	$51,790,430	$—	$56,418,941

B.	Derivative Investments. The Fund may purchase options on bonds or swaps to mitigate the risk of downward movement in interest rates. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market. Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. As of July 31, 2024, the Fund did not hold any options or other derivative instruments and therefore there was no impact to the Fund’s Statement of Assets and Liabilities as of that date.

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

To achieve its Duration Target, the Fund may also invest, to a lesser extent, in mortgage-backed securities (“MBS”) coupon swaps and MBS inverse IOs (“Inverse IOs”). MBS coupon swaps are transactions that involve the sale of one MBS and the simultaneous purchase of another MBS, which may be with different agencies and have different coupon payments. MBS inverse IOs are also funded through interest only payments, however, an inverse IO is a leveraged position and the payment received is adjusted based on the current level of a floating interest rate. Inverse IOs are created from a structured collateralized mortgage obligation (“CMO”) where the coupon formula is determined based on the difference between the underlying CMO tranche coupon and a floating rate (e.g., 1-month LIBOR), subject to a floor. The resulting coupon payment is based on the principal balance of the underlying CMO tranche. An Inverse IO, therefore, will exhibit a combination of its coupon rate declining as short-term interest rates rise (and vice versa for falling short-term interest rates) along with sensitivity to prepayments as the present value of interest cash flows will increase as prepayments decline (and vice versa for rising prepayment rates).Since both prepayment and yield curve components increase the risk of Inverse IOs, they will be utilized infrequently and only when valuations are determined by the Sub-Adviser to be attractive.

C.	Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will maintain the segregation, either on its records or with its custodian bank, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Interest payments made under the reverse repurchase agreements during the year ended July 31, 2024 totaled $141,238 and are recorded as a component of interest expense in the Statement of Operations. The average borrowing on reverse repurchase agreements was $1,437,738 with an average interest rate of 6.35% as of July 31, 2024.

D.	Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Statement of Operations, if applicable.

As of July 31, 2024, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

E.	Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Gains and losses from paydowns on mortgage and asset-backed securities are recorded as adjustments to interest income. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

F.	Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

I.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.	Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

K.	Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund currently operates as a “limited derivatives user” for purposes of Rule 18f-4.

L.	Recently Issued Accounting Pronouncements. In June 2022, FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund is currently evaluating the impact, if any, of these amendments on the financial statements.

M.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2024, there were no adjustments made.

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.	Associated Risk of Investing in Mortgage-Backed Interest Only Securities: The value of interest-only mortgage-backed securities (“MBS IOs”) is more volatile than other types of mortgage-related securities. They are very sensitive not only to declining interest rates, but also to the rate of prepayments. MBS IOs involve the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. In addition, because there may be a drop in trading volume, or an inability to find a ready buyer, MBS IOs may be illiquid. In response to changes in interest rates or other market conditions, the value of an MBS inverse IOs (“Inverse IOs”) may decrease at a multiple of the decrease in the value of the underlying securities. If interest rates move in a manner not anticipated by the Sub-Adviser, the Fund could lose all or substantially all of its investment in Inverse IOs.

B.	Interest Rate Risk. Generally, the value of fixed income securities (not including MBS IOs) will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate. Floating rate securities are subject to interest rate risk and credit risk.

C.	Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

D.	Credit Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), potentially reducing the Fund’s income level or share price.

E.	Models and Data Risk. The composition of the Fund’s portfolio is dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”).When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio universe that would have been excluded or included had the Models and Data been correct and complete.

F.	Exchange Traded Fund (“ETF”) Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares of the fund (“Shares”) directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

G.	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

H.	Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

●	Options Risk: Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Additionally, the value of the option may be lost if the Sub-Adviser fails to exercise such option at or prior to its expiration.

●	Swap Agreements Risk: Swap agreements are entered into primarily with major global financial institutions for a specified period, which may range from one day to more than six months. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular sector or index.

I.	Fixed Income Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. These changes could cause the Fund’s net asset value to fluctuate or make it more difficult for the Fund to accurately value its securities. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security.

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

J.	General Market Risk. Securities markets and individual securities will increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

K.	Government Securities Risk. The Fund will invest in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.

L.	Newer Fund Risk. The Fund is newer with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

M.	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

N.	Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.99%. Out of the Investment Advisory Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”) and the Investment Advisory Fee payable to the Adviser. The Investment Advisory Fee incurred are paid monthly to the Adviser. Investment Advisory Fees for the year ended July 31, 2024 are disclosed in the Statement of Operations.

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

The Sub-Adviser serves as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of the Fund’s average daily net assets (the “Sub-Advisory Fee”). The Sub-Adviser has agreed to assume a portion of the Adviser’s obligation to pay all of the expenses incurred by the Fund except for the Sub-Advisory Fee and Excluded Expenses. For assuming the payment obligations for the Fund, the Adviser has agreed to pay the Sub-Adviser a portion of the profits, if any, generated by the Fund’s Investment Advisory Fee, less a contractual fee retained by the Adviser. Expenses paid by the Sub-Adviser include fees charged by Tidal (defined below), which is an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2024, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities and in-kind transactions were $0 and $0, respectively.

For the year ended July 31, 2024, the purchases or proceeds from the sales or maturities of long-term U.S. government securities were $23,382,289 and $17,998,666, respectively.

For the year ended July 31, 2024, there were no in-kind transactions associated with creations and redemptions for the Fund.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended July 31, 2024 and year ended July 31, 2023, was as follows:

Distributions paid from:	July 31, 2024	July 31, 2023
Ordinary income	$4,597,545	$5,058,172

As of the fiscal year ended July 31, 2024, the components of distributable earnings on a tax basis were as follows:

July 31, 2024
Investments, at cost	$48,201,608
Gross tax unrealized appreciation	9,224,719
Gross tax unrealized depreciation	(1,007,386)
Net tax unrealized appreciation (depreciation)	8,217,333
Undistributed ordinary income (loss)	122,871
Undistributed long-term capital gain (loss)	—
Total distributable earnings	122,871
Other accumulated gain (loss)	(4,590,901)
Total distributable earnings	$3,749,303

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

Net capital losses and net investment losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the most recent fiscal year ended July 31, 2024, the Fund had not elected to defer any post-October or late year losses.

As of the most recent fiscal year ended July 31, 2024, the Fund had short-term capital loss carryover of $4,590,901, which does not expire. The Fund utilized $52,480 of short-term capital losses during the fiscal year ended July 31, 2024.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a Loan Agreement for temporary or extraordinary purposes. Credit facility details for the year ended July 31, 2024, are as follows:

Maximum available credit	$50,000,000
Largest amount outstanding on an individual day	$1,809,000
Average daily loan outstanding	$10,574
Credit facility outstanding as of July 31, 2024	—
Average interest rate, when in use	8.50%
Interest rate terms	Prime
Interest rate as of July 31, 2024	8.50%
Expiration date	June 25, 2025

Interest expense incurred for the year ended July 31, 2024 is disclosed in the Statement of Operations, if applicable. The credit facility is an uncommitted, senior secured 364-day umbrella line of credit used for the benefit of certain funds within the Trust. For the year ended July 31, 2024, the interest expense due to borrowings was $914.

The maximum available credit is disclosed at the Trust level. The Fund’s ability to borrow is therefore limited by borrowings of other funds within the Trust which are party to the agreement and to one-third of the Fund’s total assets.

NOTE 8 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 0.10% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Notes to the Financial Statements	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

NOTE 9 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Report of Independent Registered Public Accounting Firm	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

To the Shareholders of FolioBeyond Alternative Income and Interest Rate Hedge ETF and

Board of Trustees of Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FolioBeyond Alternative Income and Interest Rate Hedge ETF (the “Fund”), a series of Tidal ETF Trust, as of July 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended July 31, 2024 and 2023 and for the period from September 30, 2021 (commencement of operations) through July 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Tidal Investment LLC’s investment companies since 2020.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

September 27, 2024

Other Non-Audited Information (Unaudited)	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended July 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

FolioBeyond Alternative Income and Interest Rate Hedge ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended July 31, 2024, was as follows:

FolioBeyond Alternative Income and Interest Rate Hedge ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended July 31, 2024, was as follows:

FolioBeyond Alternative Income and Interest Rate Hedge ETF	0.00%

Statement Regarding Basis for Approval of Investment Advisory and Sub-Advisory Contract (Unaudited)	FolioBeyond Alternative Income and Interest Rate Hedge ETF
July 31, 2024

If the board of directors approved any investment advisory contract during the Fund’s most recent fiscal half-year, discuss in reasonable detail the material factors and the conclusions with respect thereto that formed the basis for the board’s approval. Include the following in the discussion:

(1) Factors relating to both the board’s selection of the investment adviser and approval of the advisory fee and any other amounts to be paid by the Fund under the contract. These factors would include, but not be limited to, a discussion of the nature, extent, and quality of the services to be provided by the investment adviser; the investment performance of the Fund and the investment adviser; the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale would be realized as the Fund grows; and whether fee levels reflect these economies of scale for the benefit of Fund investors. Also indicate in the discussion whether the board relied upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). If the board relied upon such comparisons, describe the comparisons and how they assisted the board in concluding that the contract should be approved; and

(2) If applicable, any benefits derived or to be derived by the investment adviser from the relationship with the Fund such as soft dollar arrangements by which brokers provide research to the Fund or its investment adviser in return for allocating Fund brokerage.

Response: Not applicable for the period covered by this report.

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.”

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Funds’ accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	October 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	October 3, 2024

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	October 3, 2024

* Print the name and title of each signing officer under his or her signature.